UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2024

DAILY JOURNAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

South Carolina
(State or Other Jurisdiction of Incorporation)

0-14665	95-4133299
(Commission File Number)	(IRS Employer Identification No.)

915 E. First Street
Los Angeles, CA	90012
(Address of Principal Executive Offices)	(Zip Code)

(213) 229-5300
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	DJCO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)         On May 23, 2024, the Board of Directors (the “Board”) of Daily Journal Corporation (the “Company”) increased the size of the Board from three to four directors, and elected Rasool Rayani to fill the newly created seat, effective May 28, 2024. The Board has determined that Mr. Rayani qualifies as independent under the listing standards of the Nasdaq Stock Market.

Mr. Rayani has 23 years of experience leading software, healthcare and retail enterprises. His roles have spanned strategy, marketing, M&A, sales and general corporate management. In 2001, he co-founded Metalogix Software, a leading provider of compliance, migration and achieving solutions. Metalogix was acquired by Permira in 2014 and integrated with Quest Software. Since 2009, Mr. Rayani has been an active angel and venture investor, making investments in enterprise SaaS, deep tech, health tech, consumer packaged goods and retail businesses. In 2023, Mr. Rayani took an advisory role with the British Columbia Investment Management Corporation Venture and Growth team, focusing on venture capital firms and direct investments. He also serves on the board, and is a past chair, of the Community Foundations of Canada.

Mr. Rayani has been named to serve on the Compensation Committee and the Audit Committee of the Board. He is expected to participate in the Company’s regular non-employee director compensation program, on a prorated basis for fiscal 2024. In connection with Mr. Rayani’s election, the Board amended that program to provide for an annual cash retainer of $25,000 (rather than the previous $5,000) and an annual grant of restricted stock units (“RSUs”) valued at $25,000 on the date of grant. The RSUs will be settled in cash based on the Company’s stock price, unless and until the Company’s stockholders approve settlement in stock. The Board expects to ask the Company’s stockholders to approve settlement of the RSUs in stock at the Company’s 2025 Annual Meeting.

[SIGNATURE PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAILY JOURNAL CORPORATION
By: /s/ Steven Myhill-Jones
Steven Myhill-Jones
Chairman of the Board and CEO

Dated: May 24, 2024